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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 Or 15(D) of The
                         Securities Exchange Act of 1934




         Date of report (Date of earliest event reported): May 30, 2003



                              ANTARES PHARMA, INC.
                              --------------------
               (Exact Name of Registrant as Specified in Charter)



          Minnesota                      0-20945                 41-1350192
          ---------                      -------                 ----------
 (State or Other Jurisdiction          (Commission            (I.R.S. Employer
      of Incorporation)                File Number)          Identification No.)



              707 Eagleview Boulevard, Suite 414, Exton, PA   19341
              -----------------------------------------------------
             (Address of Principal Executive Offices)      (Zip Code)



       Registrant's telephone number, including area code: (610) 458-6200


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events and Required FD Disclosure.

       On June 5, 2003, Antares Pharma, Inc. (the "Company") announced that, by letter dated May 30, 2003, the Listing Qualifications arm of The Nasdaq Stock Market, Inc. notified the Company that it fails to meet certain independent director and audit committee requirements as set forth in Nasdaq Marketplace Rules 4350(c) and 4350(d)(2). The Company is in discussions with Nasdaq regarding receiving a waiver on this compliance issue.

       A copy of the press release issued by the Company on June 5, 2003, is attached hereto as Exhibit 99.1

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits.

       99.1   Press Release dated June 5, 2003.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 5, 2003

                                      By  /s/ Lawrence M. Christian
                                        ---------------------------------
                                         Lawrence M. Christian
                                         Chief Financial Officer

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                                  EXHIBIT INDEX

       99.1   Press Release dated June 5, 2003.